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                        METROPOLITAN SERIES FUND, INC.

                      SUPPLEMENT DATED SEPTEMBER 8, 2004
                      TO THE PROSPECTUS DATED MAY 1, 2004

               STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
                    STATE STREET RESEARCH AURORA PORTFOLIO
                  STATE STREET RESEARCH BOND INCOME PORTFOLIO
                  STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
               STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO
               STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO
                STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO
                 STATE STREET RESEARCH MONEY MARKET PORTFOLIO

On August 26, 2004, MetLife, Inc. ("MetLife") and BlackRock, Inc. ("BlackRock") issued a joint press release announcing that they have entered into a definitive agreement under which BlackRock will acquire SSRM Holdings, Inc., the holding company of State Street Research & Management Company ("SSRM"), from MetLife, subject to the satisfaction of conditions as described therein. SSRM is the subadviser to each of the above-listed portfolios of the Metropolitan Series Fund, Inc.

At July 31, 2004, BlackRock had $314 billion of assets under management. At June 30, 2004, SSRM had $52 billion of assets under management. With $366 billion of assets under management, the combined company would be one of the 20 largest asset managers in the world.

BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. BlackRock is majority owned by The PNC Financial Services Group, Inc. (NYSE: PNC) and by BlackRock employees.